Exhibit 99.1

Comerica Incorporated Goldman Sachs US Financial Services Conference December 6-7, 2011 Lars Anderson Vice Chairman, The Business Bank Ralph Babb Chairman and CEO Karen Parkhill Vice Chairman and CFO

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to the Corporation or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of the Corporation’s management based on information known to the Corporation’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of the Corporation’s management for future or past operations, products or services, and forecasts of the Corporation’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of the Corporation’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions and related credit and market conditions; changes in trade, monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; adverse conditions in the capital markets; the interdependence of financial service companies; changes in regulation or oversight, including the effects of recently enacted legislation, actions taken by or proposed by the U.S. Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries in which the Corporation has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines; the implementation of the Corporation’s strategies and business models, including the anticipated performance of any new banking centers and the implementation of revenue enhancements and efficiency improvements; the Corporation’s ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties or information security problems; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; the entry of new competitors in the Corporation’s markets; changes in customer borrowing, repayment, investment and deposit practices; management’s ability to maintain and expand customer relationships; management’s ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of war and other armed conflicts or acts of terrorism and the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods. The Corporation cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 16 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, “Item 1A. Risk Factors” beginning on page 65 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, “Item 1A. Risk Factors” beginning on page 74 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and “Item 1A. Risk Factors” beginning on page 81 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. Forward-looking statements speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 25 U.S. bank holding companies $61 billion in assets Largest U.S. bank with corporate headquarters in Texas Founded over 160 years ago Strong capital position Tier 1 Capital Ratio 10.65% Business Segment Revenue1 Market Segment Revenue2 International $86 4% Other Markets $157 7% At 9/30/11; $ in millions (MM) 1YTD 9/30/11; YTD revenues (FTE) of $2,188MM from major business segments ($1,822MM from continuing operations (FTE) including Finance & Other Businesses); 2YTD 9/30/11: YTD revenues (FTE) of $2,188MM from major geographic markets ($1,822MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective

Our Core Businesses & Geographies Consumers Small Businesses Affluent clients Foundations Corporations Middle Market Commercial Real Estate Global Corporate Specialized industries 502 Banking Centers at 9/30/11 Call Centers, ATMs, Web Banking Personal & Institutional Trust Services Private Banking Investment Management Brokerage & Insurance Wide spectrum of credit & non-credit products Cash management International trade services Retail Wealth Management Business Bank

Strong Deposit Base Funding Large Commercial Loan Portfolio Deposits1 $47.5B Other/ Finance $0.3B 1% Loans1 $41.2B 1As of 9/30/11 2Yield on interest-bearing core deposits Recent Loan Growth (Period-end, $B) Strong Core Deposit Growth (Period-end, $B) 2

Loan Growth Outpacing Peers in Third Quarter 1Source: Federal Reserve H.8 as of 11/16/11 2At 9/30/11; peer source: SNL Financial and company reports; 3Q11 compared to 2Q11 Average Quarterly C&I Loan Growth1 Reflects decline and rebound in National Dealer due to supply disruption 2 Recent Quarter C&I Loan Growth2 Peer Average 4.8% Sterling October & November loan portfolio trends: Loan growth National Dealer Services Mortgage Banker Energy Technology & Life Science Small Business, driven by Texas Commercial Real Estate decline slowed significantly Moderate decline in Middle Market and Global Corporate

Loan Commitments and Outstandings Starting to Turn the Corner with Much Wider Spreads Commitments and Outstandings ($ in MM) 2 1Average loan yield (including upfront fees, facility fees and amendment fees) less cost of funds as a percentage of average loans outstanding 2Includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end Business Bank Loan Spreads %1

Growing Deposit Base Provides Low Cost Funding Noninterest-bearing as a Percent of Total Deposits1 Total Deposit Growth (9/30/10 vs 9/3011) Interest Costs on Total Deposits3 (%) Deposit Per Branch ($M)2 Source: SNL Financial 1At 9/30/11 2At 6/30/11 33Q11 interest incurred on deposits as a percent of average deposits

Revenue Growth in a Low Rate Environment: Steady Loan and Deposit Yields Declining Total Deposit Costs (%) Loan Yield Steady through the Cycle (%) Sustained Pre-tax Pre-provision Net Revenue Growth ($MM)1 1 1 1Excludes restructuring expenses; See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Energy Mortgage Banker Entertainment Remain Focused on Commercial Relationships in Geographic Footprint Texas outpacing national economy Michigan economy continues improving Technology & Life Science bright spot for California Renewed emphasis on sales tracking Enhanced sales training Focused on cross-sell Well Positioned for Growth Sales Tracking & Training Geographic Footprint Commercial Banking Full Relationships 80% of Middle Market borrowing customers maintain deposit accounts (as of 6/30/11) 40% of all Business Bank customers have 3 or more products (as of 9/30/11) About 4,000 relationships with traditional middle market customers Large concentration of C&I loans Specialized Businesses Expertise Wide Array of Products & Services Cash management Capital markets Wealth Management for entrepreneur/owners Retail products for employees Environmental Services Technology & Life Sciences National Dealer Services

Focus: National Dealer Services Detroit 3 25% at 9/11 vs. 41% at 12/05 Geographic Dispersion Western 59% Florida 7% Midwest 20% Texas 6% 1 Franchise distribution based on September 30, 2011 period-end (PE) outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 65 years of floor plan lending, with over 20 years on a national basis Top tier strategy Majority are “Mega Dealer” (five or more dealerships in group) Excellent credit quality Robust monitoring of company inventory and performance Average PE Floor Plan PE Non-Floor Plan

Focus: Mortgage Banker Finance 40+ years experience Reputation for consistent, reliable approach Provide short-term warehouse financing: bridge time from origination of residential loans until sale into secondary market Extensive backroom provides collateral monitoring and customer service Establish full banking relationships; about 90% of customers have 3 or more product types Excellent credit quality throughout downturn Average Loans ($ MMs) +50% Average Deposits ($ MMs)

Focus: Technology and Life Science 20 year history Tailored products to meet unique needs of emerging technology and life science companies throughout their lifecycle Strong relationships with top-tier investors National business headquartered in Palo Alto, CA with 13 satellite offices Deposit rich: Deposits are over 3 times loans1 Warrant income 9/30/11 YTD of $9.5MM compared to FY10 $3.5MM 13Q11 average +11% +3%

Focus: Energy 30+ year history Focus on middle market companies Excellent credit quality Deep relationships with significant ancillary noncredit products Exploration & Production 68% 1At 10/31/11 Average Loans ($ MMs) Average Deposits ($ MMs) Diverse customer base1

A Leaner, More Efficient Company 1Calculated as Total Assets divided by Full Time Equivalent Employees; Source: SNL Financial at 9/30/11 Legacy Comerica operating with 17% fewer people at 9/30/11 than in 2007 Total Assets per Employees1

Sterling Acquisition: Focused on Integration and Delivering Results Comprehensive ongoing customer & employee communication Systems and signage conversion completed 10% ($200MM) loan growth expected 2012 15% ($4MM) increase in noninterest income expected 20123 35% ($56MM) run rate expected in 20122 Acquisition of Sterling Bancshares closed July 28, 2011. 1‘Before’ acquisition and ‘After’ system integration of Sterling Bancshares. 2Estimate as of 11/30/11. 3Noninterest income excluding regulatory impact as well as the recently sold investment advisory business Integration on Track Revenue Synergies 2 Expense Synergies Texas Banking Centers1 Significantly boosts Texas presence Solid deposit base Well located branch network Enhance growth opportunities Focus on Middle Market and Small Business

Looking Ahead: Focused on 2012 Profit Improvement Despite Headwinds1 Reallocate resources to faster growing businesses Increase cross-sell referrals Focus on lower deposit pricing, where appropriate Increase fee-based pricing, where appropriate Vendor consolidations Further efficiency through lean processing, Six Sigma, and evolving technology Selective outsourcing of non-core functions Standardize middle office platform in lending groups Revenue Enhancement Efficiency Improvements $100+ million annual pre-tax profit improvement Estimated November 1, 2011 1Headwinds included estimated impacts on 2012 (compared to 2011) of regulatory changes of $26MM and employee benefit expenses of $30-40MM Profit Improvement Plan Achievement Timeline

Share Dilution June 30, 2007 to September 30, 2011 1BOKF did not issue CPP preferred stock 2Includes common shares issued for acquisition of Sterling Bancshares of approx. 24MM Source: SNL Financial; Share repurchase from company reports Shareholder Dilution Through the Economic Cycle 1 Only one other peer bank repurchased shares in 3Q11

Active Capital Manager Target: Shareholder payout of up to 50% of full-year 2011 earnings1 Historical Average Shareholder Payout of 77% of annual earnings 1Outlook as of 11/1/11

Poised for the Future Well Positioned for Growth Consistent Strategy Solid Capital Position Revenue & Expense Opportunities Based on relationship banking expertise Core businesses and geographies unchanged Recession-tested business model Quality of capital is strong Active share repurchase program Allocating resources to growing areas Size: Ability to react quickly to changing economic conditions Texas expansion with Sterling acquisition Excellent track record of controlling expenses and current heightened focus on more savings Strong Credit Management Weathered credit cycle well relative to peers Customers have cut costs and deleveraged Asset Sensitivity Impact of low rates largely absorbed Naturally positioned for rising rates

Appendix

Nine months ended 9/30 Better/(Worse) $ in millions, except per share data 2010 2011 Income Statement: Net interest income $1,241 $1,209 ($ 32) Provision for loan losses 423 134 289 Noninterest income 574 610 36 Noninterest expenses 1,203 1,2841 (81) Provision for income taxes 25 104 (79) Net income attributable to common shares 58 294 236 Net income 181 297 116 Diluted income per common share 0.34 1.61 1.27 Balance Sheet (as of 9/30): Loans 40,280 41,255 975 Deposits 40,631 47,452 6,821 Tier 1 capital ratio 9.96% 10.65% 0.69% 2011 Outperforming 2010 1Includes $38 million in merger and restructuring charges related to the acquisition of Sterling Bancshares.

Diverse Loan Portfolio 1Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS ) Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; 2Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 3Q11: $40.1 billion By Geographic Market By Line of Business

Loans By Lines of Business and Geographic Market Average loans in $billions By Market 3Q11 2Q11 3Q10 Midwest $13.9 $14.1 $14.3 Western 11.9 12.1 12.6 Texas 8.1 6.9 6.3 Florida 1.5 1.6 1.6 Other Markets 3.1 2.8 3.8 International 1.6 1.7 1.5 TOTAL $40.1 $39.2 $40.1 By Line of Business 3Q11 2Q11 3Q10 Middle Market $11.9 $12.0 $12.0 Commercial Real Estate 4.4 4.1 5.1 Global Corporate Banking 4.9 4.8 4.4 National Dealer Services 3.1 3.6 3.5 Specialty Businesses 5.6 5.0 5.0 SUBTOTAL – BUSINESS BANK $29.9 $29.5 $30.0 Small Business Banking 3.7 3.3 3.5 Personal Banking 1.8 1.7 1.8 SUBTOTAL – RETAIL BANK $5.5 $5.0 $5.3 Private Banking 4.7 4.7 4.8 SUBTOTAL – WEALTH MANAGEMENT $4.7 $4.7 $4.8 TOTAL $40.1 $39.2 $40.1

Shared National Credit Relationships Approx. 875 borrowers Includes $111MM in Sterling legacy Shared National Credits Majority of relationships include ancillary business Comerica is agent for approximately 17% Adhere to same credit underwriting standards as rest of loan book Credit quality mirrors total portfolio September 30, 2011: $8.0 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of September 30, 2011

Western Michigan Texas Florida Other Markets Total Real Estate Construction Loans Single Family 55 9 21 17 12 114 Land Development 22 5 27 6 32 92 Total Residential 77 14 48 23 44 206 Multi-Family 93 - 70 56 40 259 Retail 89 45 152 16 29 331 Multi-use 68 - 51 - - 119 Other 79 13 65 2 - 159 Sterling 2 - 88 - - 90 Total Commercial 331 58 426 74 69 958 Subtotal 408 72 474 97 113 1,164 Commercial Mortgage Loans Single Family 2 4 9 4 38 57 Land Carry 38 42 22 30 9 141 Total Residential 40 46 31 34 47 198 Multi-Family 185 50 165 177 60 637 Retail 185 87 58 57 16 403 Multi-use 116 19 37 - 35 207 Other 268 161 51 35 57 572 Sterling 3 - 245 6 - 254 Total Commercial 757 317 556 275 168 2,073 Subtotal 797 363 587 309 215 2,271 Total 1,205 435 1,061 406 328 3,435 Commercial Real Estate 1 Included in Commercial Real Estate line of business 2$ in millions; Commercial Real Estate loans in Commercial Real Estate line of business 3Q11 Period End: $12.2 billion Primarily Owner-Occupied Commercial Mortgages $8.7B 71% Real Estate Construction1 $1.2B 10% Commercial Mortgages1 $2.3B 19% 3Q11 Period-end2

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities (MBS) Total combined Comerica and SBIB securities portfolio of $9.3B at 9/30/11 Net unrealized pre-tax gain $260MM Yield of 2.87% Duration of 2.7 years Incremental $1B securities settled 9/30/11 to reduce excess liquidity Yield 1.83% Repositioned SBIB legacy securities portfolio which resulted in gains of $11MM (post fair value marks) Target: MBS =$9B Period-end (PE); $ in billions Excludes Auction Rate Securities of $463MM at 2Q11 and $433M at 3Q11 Sterling legacy New MBS Comerica legacy

Loan growth Non-interest bearing deposit growth Net Interest Income Factors That Can Drive Net Interest Income & Net Interest Margin Net interest income and net interest margin do not always move in the same direction Securities growth Wider loan spreads Lower deposit rates No change in earning assets1 Net Interest Margin Net Interest Income Earning Assets Net Interest Margin Larger Impact Smaller Impact Scenarios above are theoretical and assume excess liquidity position 1Loan and security portfolio growth replaces excess liquidity resulting in no change in earning assets

Credit Metrics Continued to Improve $ in millions 1Excluding lending-related commitments 2Watch list: generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans Watch list2 continued to trend down for Comerica legacy as well as acquired Sterling loan portfolio Net charge-offs decline for 9 successive quarters 1 1 2

Net Loan Charge-offs $ in millions By Line of Business 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 Commercial Real Estate $20 $12 $10 $40 $60 $36 Middle Market 19 38 60 23 32 71 Small Business Banking 23 17 17 17 14 16 Private Banking 9 14 5 18 14 11 Specialty Businesses 0 0 (3) 4 8 4 Personal Banking 5 5 5 5 4 6 Global Corporate Banking 1 4 7 6 0 2 TOTAL $77 $90 $101 $113 $132 $146 Provision for loan losses $38 $47 $49 $57 $122 $126 By Market 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 Midwest $33 $37 $46 $52 $61 $44 Western 32 26 26 42 58 47 Texas 2 3 8 9 5 8 Florida 5 15 8 8 6 7 Other Markets / International 5 9 13 2 2 40 TOTAL $77 $90 $101 $113 $132 $146

Average carrying value of nonaccrual loans 60% (40% write-down) No nonaccrual loans held-for-sale 3Q11 compared to 2Q11 Nonperforming Assets Nonperforming Assets of $1,045MM, a $1MM increase, included: Nonaccrual loans decreased $12MM Commercial Real Estate decreased $12MM Middle Market increased $10MM Foreclosed Property increased $17MM to $87MM, including $24MM from Sterling Troubled Debt Restructurings (TDRs) $290MM, included: $93MM Performing Restructured $29MM Reduced Rate $168MM Nonaccrual TDR September 30, 2011 Nonaccrual Loans $929 million By Line of Business

Line of Business Deposits and Core Deposits By Geographic Market Average deposits in $ billions Core Deposits exclude other time deposits and Foreign Office Time Deposits (3Q11 $0.5B; 2Q11 $0.4B; 3Q10 $0.5B) Line of Business Deposits 3Q11 2Q11 3Q10 Middle Market $4.8 $4.7 $4.8 Commercial Real Estate 1.0 0.8 0.9 Global Corporate Banking 8.1 7.1 6.6 National Dealer Services 0.2 0.2 0.2 Specialty Businesses 7.7 7.6 6.7 SUBTOTAL – BUSINESS BANK $21.8 $20.4 $19.2 Small Business Banking 5.6 4.5 4.2 Personal Banking 14.2 13.2 12.8 SUBTOTAL – RETAIL BANK $19.8 $17.7 $17.0 Private Banking 3.2 3.0 2.6 SUBTOTAL – WEALTH MANAGEMENT $3.2 $3.0 $2.6 Finance/Other 0.3 0.4 0.5 TOTAL $45.1 $41.5 $39.3 Core Deposits by Geography 3Q11 2Q11 3Q10 Midwest $18.5 $18.4 $17.8 Western 13.0 12.4 11.8 Texas 8.8 6.2 5.4 Florida 0.4 0.4 0.4 Other Markets 2.4 2.5 2.2 International 1.4 1.1 1.1 Finance/Other 0.1 0.1 0.1 TOTAL $44.6 $41.1 $38.8

Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch DBRS BB&T A2 A A+ A (high) Comerica A2 A- A A BOK Financial A2 BBB+ A- A (low) M&T Bank A3 A- A- A (low) KeyCorp Baa1 BBB+ A- BBB (high) SunTrust Baa1 BBB BBB+ A (low) Fifth Third Baa1 BBB A- A (low) First Horizon National Corp Baa1 BBB- BBB+ Huntington Baa1 BBB BBB+ BBB Regions Financial Ba3 BB+ BBB- BBB Zions Bancorporation B2 BBB- BBB- BBB (low) Synovus Financial Corp BB- BB- Holding Company Debt Ratings As of 11/29/11 Source: SNL Financial Debt Ratings are not a recommendation to buy, sell, or hold securities.

Holding Company Debt Ratings: Moody’s Investor Service Aa2 A2 A3 Baa1 Baa2 Ba3 B2 A1 As of 11/29/11 As of 9/30/07 (No Change) Aa3 B1 Source: Moody’s ratings from SNL Financial; Excludes BOKF as coverage was initiated 2/9/11. Also excludes SNV as Moody’s does not rate their Long-term Issuer or Senior Unsecured Debt

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Tier 1 capital[1]	$6,560	$6,193	$6,107	$6,027	$5,940
Less: Trust preferred securities	49	--	--	--	--
Tier 1 common capital	***6,511***	6,193	6,107	6,027	5,940
Risk-weighted assets[1]	***61,593***	58,790	58,998	59,506	59,608
Tier 1 common capital ratio	***10.57%***	**10.53%**	**10.35%**	***10.13%***	***9.96%***
Total shareholders' equity	$6,951	$6,038	$5,877	$5,793	$5,857
Less: Goodwill	635	150	150	150	150
Less: Other intangible assets	35	4	5	6	6
Tangible common equity	$6,281	$5,844	$5,722	$5,637	$5,701
Total assets	$60,888	$54,141	$55,017	$53,667	$55,004
Less: Goodwill	635	150	150	150	150
Less: Other intangible assets	35	4	5	6	6
Tangible assets	$60,218	$53,987	$54,862	$53,511	$54,848
Tangible common equity ratio	***10.43%***	***10.90%***	***10.43%***	***10.54%***	***10.39%***
Income before Income tax	$126	$137	$138	$126	$66
Plus: Provision for loan losses	38	47	49	57	122
Plus: Merger and restructuring costs	33	5	--	--	--
Pre-tax Pre-provision Net Revenue (PPNR)	***$197***	***$189***	***$187***	***$183***	***$188***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

Comerica believes these are meaningful measures used by investors, regulators, management and others to evaluate the adequacy of common equity, analyze underlying performance trends and/or to compare against other companies in the industry.

[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

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